EXHIBITS


ITEM 13.  Exhibits and Reports on Form 8-K

    a.    Exhibits

              1.  Exhibit 3.0    Articles of Incorporation and By-Laws

                           The Amended and Restated Articles of Incorporation of the Company are incorporated herein by reference to
                           Exhibit 3.1 of the Company's Registration Statement No. 333-2306 on Form SB-2 as filed with Securities and Exchange Commission on March 13, 1996.

                           The Form of First Amendment to Amended and Restated Articles of Incorporation of the Company are incorporated herein by reference to Exhibit 3.1 of the Company's Registration Statement No. 333-2306 on Form SB-2 as filed with Securities and Exchange Commission on March 13, 1996.

                           The Amended and Restated Bylaws of the Company are incorporated herein by reference to Exhibit 3.1 of the Company's Registration Statement No. 333-2306 on Form SB-2 as filed with Securities and Exchange Commission on March 13, 1996

              2.  Exhibit 10.0    Mortgage and Security Agreement to
                                  First Union National Bank

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